                                                                    EXHIBIT 99.1

INVESTOR RELATIONS CONTACT:                           PUBLIC RELATIONS CONTACT:
RANDI PAIKOFF FEIGIN                                  KATHY DURR
Tel: 408-745-2371                                     Tel: 408-745-5058
randi@juniper.net                                     kdurr@juniper.net


             JUNIPER NETWORKS, INC. REPORTS Q2'03 FINANCIAL RESULTS NET REVENUE $165.1M; GAAP EPS $0.03; NON-GAAP EPS $0.03

Sunnyvale, CA - July 10, 2003 -- Juniper Networks, Inc. (NASDAQ: JNPR) today reported its second quarter results for the period ending June 30, 2003.

Net revenues for the second quarter were $165.1 million, compared with $117.0 million for the same period last year, an increase of 41 percent.

GAAP net income for the second quarter was $13.6 million or $0.03 per share, compared with a GAAP net income of $6.2 million or $0.02 per share in the second quarter of 2002. Non-GAAP net income, which excludes an adjustment to the purchase price of an acquisition, the amortization of purchased intangibles and deferred compensation, the gain on the sale of investments and the gain on the partial retirement of the convertible subordinated notes was $10.3 million or $0.03 per share, compared with non-GAAP net income of $0.4 million or $0.00 per share in the second quarter of 2002.

Net revenues for the six months ended June 30, 2003 were $322.3 million, compared with $239.3 million for the same period last year, an increase of 35 percent.

GAAP net income for the six months ended June 30, 2003 was $17.3 million or $0.04 per share, compared with a GAAP net loss of $39.8 million or $0.12 per share for the same period last year. Non-GAAP net income, which excludes an adjustment to the purchase price of an acquisition, the amortization of purchased intangibles and deferred compensation, the gain on the sale of investments, the write-down of investments and the gain on the partial retirement of the convertible subordinated notes was $16.6 million or $0.04 per share, compared with non-GAAP net income of $0.8 million or $0.00 per share for the same period last year.

Cash provided by operations was $60.3 million for the second quarter, which brings cash provided by operations for the six months ended June 30, 2003 to $72.7 million, compared to cash provided by operations of $39.9 million for the six months ended June 30, 2002.

"The second quarter was strong," said Scott Kriens, chairman and CEO of Juniper Networks. "We continue to be encouraged by both the broadband momentum around the world as well as the sound financial footing of Juniper Networks in the marketplace."

Juniper Networks will host a conference call web cast today, July 10, 2003 at 1:45 p.m. PT/4:45 p.m. ET at:
http://www.juniper.net/company/investor/conferencecall.html. In addition, there will be an audio replay available through August 10, 2003 at http://www.juniper.net/company/investor/conferencecall.html or you can call the replay at 800-633-8284 (or 402-977-9140) and enter the reservation number, 21154140, through July 17, 2003. The replays will be available 24 hours/day, including weekends.

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
ABOUT JUNIPER NETWORKS

Juniper Networks transforms the business of networking by converting a commodity
- bandwidth - into a dependable, secure, and highly valuable corporate asset. Founded in 1996 to meet the stringent demands of service providers, Juniper Networks is now relied upon by the world's leading network operators, government agencies, research and education institutions, and information intensive enterprises as the foundation for uncompromising networks. Juniper Networks is headquartered in Sunnyvale, California. Additional information can be found at www.juniper.net.

Juniper Networks is registered in the U.S. Patent and Trademark Office and in other countries as a trademark of Juniper Networks, Inc. Broadband Cable Processor, ERX, ESP, E-series, G1, G10, G-series, Internet Processor, Juniper Your Net, JUNOS, JUNOScript, M5, M10, M20, M40, M40e, M160, M-series, NMC-RX, SDX, ServiceGuard, T320, T640, T-series, UMC, and Unison are trademarks of Juniper Networks, Inc. All other trademarks, service marks, registered trademarks, or registered service marks are the property of their respective owners.

Actual results could differ materially from those anticipated in forward-looking statements in this release as a result of certain factors, including those set forth in the risk factors described in the Company's SEC filings, including its most recent Form 10K.

                             JUNIPER NETWORKS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                               June 30, 2003     December 31, 2002
                                                               -------------     -----------------
                                                                 (unaudited)            (A)
                                  ASSETS

Current assets:
   Cash and cash equivalents                                     $   516,493       $   194,435
   Short-term investments                                            315,870           384,036
   Accounts receivable, net                                           73,767            78,501
   Prepaid expenses and other current assets                          25,681            23,957
                                                                 -----------       -----------
     Total current assets                                            931,811           680,929
Property and equipment, net                                          252,666           266,962
Long-term investments                                                698,618           583,664
Goodwill                                                             983,397           987,661
Purchased intangible assets, net and other long-term assets          113,808            95,453
                                                                 -----------       -----------
     Total assets                                                $ 2,980,300       $ 2,614,669
                                                                 ===========       ===========

                   LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                              $    58,109       $    51,747
   Accrued warranty                                                   31,727            32,358
   Other accrued liabilities                                         113,386           111,773
   Deferred revenue                                                   55,319            46,146
                                                                 -----------       -----------
     Total current liabilities                                       258,541           242,024
Convertible subordinated notes                                       839,994           942,114
Convertible senior notes                                             400,000                --

Commitments and contingencies

Stockholders' equity:
   Common stock and additional-paid-in-capital                     1,495,981         1,461,910
   Deferred stock compensation                                        (5,357)          (11,113)
   Accumulated other comprehensive income                             11,198            17,052
   Accumulated deficit                                               (20,057)          (37,318)
                                                                 -----------       -----------
     Total stockholders' equity                                    1,481,765         1,430,531
                                                                 -----------       -----------
     Total liabilities and stockholders' equity                  $ 2,980,300       $ 2,614,669
                                                                 ===========       ===========

(A) The balance sheet at December 31, 2002 has been derived from the audited consolidated financial statements at that date.

                             JUNIPER NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                     Three months ended June 30,    Six months ended June 30,
                                                     ---------------------------    -------------------------
                                                        2003          2002            2003            2002
                                                        ----          ----            ----            ----
Net revenues:
   Product                                             $141,067     $ 99,012        $276,241        $203,558
   Service                                               24,036       18,024          46,069          35,697
                                                       --------     --------        --------        --------
     Total net revenues                                 165,103      117,036         322,310         239,255
Cost of revenues:
   Product                                               48,803       36,153          97,174          75,864
   Service                                               13,627       12,002          26,607          22,287
                                                       --------     --------        --------        --------
     Total cost of revenues                              62,430       48,155         123,781          98,151
                                                       --------     --------        --------        --------
Gross profit                                            102,673       68,881         198,529         141,104
Operating expenses:
   Research and development                              43,007       33,770          86,477          68,839
   Sales and marketing                                   33,710       25,894          66,694          53,472
   General and administrative                             7,296        9,104          14,768          18,653
   Amortization of purchased intangible assets and
     deferred stock compensation (1)                      7,803       (6,362)         15,325           8,913
                                                       --------     --------        --------        --------
     Total operating expenses                            91,816       62,406         183,264         149,877
                                                       --------     --------        --------        --------
Operating income (loss)                                  10,857        6,475          15,265          (8,773)
Interest and other income                                10,017       15,380          19,269          32,132
Interest and other expense                              (12,354)     (14,763)        (24,303)        (29,895)
Gain on sale of investments                               4,387           --           8,739              --
Write-down of investments                                    --           --              --         (30,600)
Gain on retirement of convertible subordinated
   notes                                                  4,888           --           4,888              --
Equity in net loss of joint venture                          --         (111)             --          (1,136)
                                                       --------     --------        --------        --------
Income (loss) before income taxes                        17,795        6,981          23,858         (38,272)
Provision for income taxes                                4,217          750           6,597           1,500
                                                       --------     --------        --------        --------
Net income (loss)                                      $ 13,578     $  6,231        $ 17,261        $(39,772)
                                                       ========     ========        ========        ========
Net income (loss) per share:
   Basic                                               $   0.04     $   0.02        $   0.05        $  (0.12)
                                                       ========     ========        ========        ========
   Diluted                                             $   0.03     $   0.02        $   0.04        $  (0.12)
                                                       ========     ========        ========        ========

Shares used in computing net income (loss) per share:
   Basic                                                379,032      330,957         377,291         330,162
                                                       --------     --------        --------        --------
   Diluted                                              399,542      342,172         395,245         330,162
                                                       ========     ========        ========        ========

(1) Amortization of deferred stock compensation relates to the following cost and expense categories by period:

   Cost of revenues                     $  130    $   291    $  239     $  633
   Research and development              1,850     (8,031)    3,512      3,159
   Sales and marketing                     373       (610)      700      1,096
   General and administrative              147        342       269        733
                                        ------    -------    ------     ------
     Total                              $2,500    $(8,008)   $4,720     $5,621
                                        ======    =======    ======     ======

                             JUNIPER NETWORKS, INC.
           NON-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (1)
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                        Three months ended June 30,      Six months ended June 30,
                                                        ---------------------------      -------------------------
                                                           2003            2002            2003            2002
                                                           ----            ----            ----            ----
Net revenues:
   Product                                               $141,067        $ 99,012        $276,241        $203,558
   Service                                                 24,036          18,024          46,069          35,697
                                                         --------        --------        --------        --------
     Total net revenues                                   165,103         117,036         322,310         239,255
Cost of revenues:
   Product                                                 48,803          36,153          97,174          75,864
   Service                                                 13,627          12,002          26,607          22,287
                                                         --------        --------        --------        --------
     Total cost of revenues                                62,430          48,155         123,781          98,151
                                                         --------        --------        --------        --------
Gross profit                                              102,673          68,881         198,529         141,104
Operating expenses:
   Research and development                                43,007          33,770          86,477          68,839
   Sales and marketing                                     33,710          25,894          66,694          53,472
   General and administrative                               7,296           9,104          14,768          18,653
                                                         --------        --------        --------        --------
     Total operating expenses                              84,013          68,768         167,939         140,964
                                                         --------        --------        --------        --------
Operating income                                           18,660             113          30,590             140
Interest income                                             8,827          15,380          18,079          32,132
Interest and other expense                                (12,354)        (14,763)        (24,303)        (29,895)
Equity in net loss of joint venture                            --            (111)             --          (1,136)
                                                         --------        --------        --------        --------
Income before income taxes                                 15,133             619          24,366           1,241
Provision for income taxes                                  4,843             198           7,797             397
                                                         --------        --------        --------        --------
Net income                                               $ 10,290        $    421        $ 16,569        $    844
                                                         ========        ========        ========        ========
Net income per share:
   Basic                                                 $   0.03        $   0.00        $   0.04        $   0.00
                                                         ========        ========        ========        ========
   Diluted                                               $   0.03        $   0.00        $   0.04        $   0.00
                                                         ========        ========        ========        ========
Shares used in computing net income per share:

   Basic                                                  379,032         330,957         377,291         330,162
                                                         ========        ========        ========        ========
   Diluted                                                399,542         342,172         395,245         342,502
                                                         ========        ========        ========        ========

(1) The non-GAAP statements exclude an adjustment to the purchase price of an acquisition, the impact of the amortization of purchased intangibles and deferred stock compensation, the gain from the sale of investments, the impairment write-down of investments and the gain on the retirement of convertible subordinated notes. See reconciliation to GAAP information below.

                             JUNIPER NETWORKS, INC.
    RECONCILIATION OF NON-GAAP TO GAAP CONDENSED CONSOLIDATED STATEMENTS OF
                                   OPERATIONS
                                 (in thousands)

                                                        Three months ended June 30,     Six months ended June 30,
                                                        ---------------------------     -------------------------
                                                           2003            2002           2003           2002
                                                           ----            ----           ----           ----
Non-GAAP net income                                      $10,290         $  421        $ 16,569        $    844
Acquisition related adjustment                             1,190             --           1,190              --
Amortization of purchased intangible assets and
deferred stock compensation                               (7,803)         6,362         (15,325)         (8,913)
Gain on sale of investments                                4,387             --           8,739              --
Write-down of investments                                     --             --              --         (30,600)
Gain on retirement of convertible subordinated notes       4,888             --           4,888              --
Income tax effect                                            626           (552)          1,200          (1,103)
                                                         -------         ------        --------        --------
GAAP net income (loss)                                   $13,578         $6,231        $ 17,261        $(39,772)
                                                         =======         ======        ========        ========

                             JUNIPER NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (unaudited)

                                                                                 Six months ended June 30,
                                                                                 -------------------------
                                                                                  2003               2002
                                                                                  ----               ----
OPERATING ACTIVITIES:
Net income (loss)                                                               $  17,261         $ (39,772)
Adjustments to reconcile net income (loss) to net cash from operating activities:
   Depreciation                                                                    24,661            18,461
   Amortization of purchased intangibles and deferred stock compensation           15,325             8,917
   Amortization of debt issuance costs                                              1,677             1,906
   Gain on sale of investments                                                     (8,739)               --
   Write-down of investments                                                           --            30,600
   Gain on retirement of convertible subordinated notes                            (4,888)               --
   Changes in operating assets and liabilities:
     Accounts receivable, net                                                       4,734            41,260
     Prepaid expenses, other current assets and other long-term assets                775             6,103
     Accounts payable                                                               9,835            14,779
     Accrued warranty                                                                (631)           (1,840)
     Other accrued liabilities                                                      3,489           (36,197)
     Deferred revenue                                                               9,173            (4,366)
                                                                                ---------         ---------
      Net cash provided by operating activities                                    72,672            39,851

INVESTING ACTIVITIES:
Purchasing of property and equipment, net                                          (9,505)          (20,592)
Purchases of available-for-sale investments                                      (477,689)         (602,348)
Maturities and sales of available-for-sale investments                            431,676           558,506
Increase in restricted cash                                                       (25,000)               --
Minority equity investments                                                          (900)           (1,000)
                                                                                ---------         ---------
      Net cash used in investing activities                                       (81,418)          (65,434)

FINANCING ACTIVITIES:
Proceeds from issuance of common stock                                             35,107             8,564
Proceeds from issuance of convertible senior notes                                392,750                --
Retirement of convertible subordinated notes                                      (97,053)               --
                                                                                ---------         ---------
      Net cash provided by financing activities                                   330,804             8,564
                                                                                ---------         ---------
      Net increase (decrease) in cash and cash equivalents                        322,058           (17,019)
      Cash and cash equivalents at beginning of period                            194,435           606,845
                                                                                ---------         ---------
      Cash and cash equivalents at end of period                                $ 516,493         $ 589,826
                                                                                =========         =========
Supplemental Disclosure of Cash Flow Information:
   Cash paid for interest                                                       $  23,460         $  27,313